    1400 Toastmaster Drive, Elgin, Illinois 60120 (847) 741-3300 www.middleby.com
The Middleby Corporation Reports Second Quarter Results

•Net sales of $992 million
•Diluted earnings per share of $2.13 and adjusted net earnings per share of $2.39
•Operating income of $176 million and 17.7% of net sales
•Adjusted EBITDA of $216 million and organic adjusted EBITDA margin of 21.8%
•Operating cash flows of $150 million
•Net leverage reduced to 2.3x

Elgin, Ill, August 1, 2024 - The Middleby Corporation (NASDAQ: MIDD), a leading worldwide manufacturer of equipment for the commercial foodservice, food processing, and residential kitchen industries, today reported net earnings for the second quarter of 2024.

“We continue to make progress toward our longer-term financial goals, posting strong profitability and record operating cash flows in the quarter. Orders trended positively during the quarter, with increases at all three of our segments as compared to the prior year second quarter. Although general market conditions are challenged, we are positioned for growth in the second half as we continue to execute on our strategic initiatives. Our launches of new product innovations and investments in go-to-market strategies continue to strengthen our leadership position across our three foodservice businesses,” said Tim FitzGerald, CEO of The Middleby Corporation.

2024 Second Quarter Financial Results

•Net sales decreased 4.7% in the second quarter over the comparative prior year period. Excluding the impacts of acquisitions and foreign exchange rates, sales decreased 4.8% in the second quarter over the comparative prior year period.

•A reconciliation of organic net sales (a non-GAAP measure) by segment is as follows:

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company
Reported Net Sales Growth	(4.1)%	(6.2)%	(4.9)%	(4.7)%
Acquisitions	0.1%	0.5%	1.0%	0.3%
Foreign Exchange Rates	(0.2)%	—%	(0.3)%	(0.2)%
Organic Net Sales Growth (1) (2)	(3.9)%	(6.7)%	(5.7)%	(4.8)%
(1) Organic net sales growth defined as total sales growth excluding impact of acquisitions and foreign exchange rates
(2) Totals may be impacted by rounding

•Operating income was $175.7 million in the second quarter compared to $184.8 million in the prior year period.

•Adjusted EBITDA (a non-GAAP measure) was $216.4 million in the second quarter compared to $229.2 million in the prior year. A reconciliation of organic adjusted EBITDA (a non-GAAP measure) by segment is as follows:

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company
Adjusted EBITDA	28.1%	9.1%	24.0%	21.8%
Acquisitions	—%	0.1%	(0.1)%	—%
Foreign Exchange Rates	—%	—%	—%	—%
Organic Adjusted EBITDA (1) (2)	28.1%	9.0%	24.1%	21.8%
(1) Organic Adjusted EBITDA defined as Adjusted EBITDA excluding impact of acquisitions and foreign exchange rates.
(2) Totals may be impacted by rounding

•Operating cash flows during the second quarter amounted to $149.5 million in comparison to $61.9 million in the prior year period. The total leverage ratio per our credit agreements was 2.3x. The trailing twelve month bank agreement pro-forma EBITDA was $890.3 million.

•Net debt, defined as debt excluding the unamortized discount associated with the Convertible Notes less cash, at the end of the 2024 fiscal second quarter amounted to $2.0 billion as compared to $2.2 billion at the end of fiscal 2023. Our borrowing availability at the end of the second quarter was approximately $2.9 billion.

Conference Call

The company has scheduled a conference call to discuss the second quarter results at 11 a.m. Eastern/10 a.m. Central Time on August 1st. The conference call is accessible through the Investor Relations section of the company website at www.middleby.com. If website access is not available, attendees can join the conference by dialing (833) 630-1956, or (412) 317-1837 for international access, and ask to join the Middleby conference call. The conference call will be available for replay from the company’s website.

Statements in this press release or otherwise attributable to the company regarding the company's business which are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company cautions investors that such statements are estimates of future performance and are highly dependent upon a variety of important factors that could cause actual results to differ materially from such statements. Such factors include variability in financing costs; quarterly variations in operating results; dependence on key customers; international exposure; foreign exchange and political risks affecting international sales; changing market conditions; the impact of competitive products and pricing; the timely development and market acceptance of the company's products; the availability and cost of raw materials; and other risks detailed herein and from time-to-time in the company's SEC filings. Any forward-looking statement speaks only as of the date hereof, and the company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

The Middleby Corporation is a global leader in the foodservice industry. The company develops and manufactures a broad line of solutions used in commercial foodservice, food processing, and residential kitchens. Supporting the company’s pursuit of the most sophisticated innovation, state-of-the-art Middleby Innovation Kitchens and Residential Showrooms showcase and demonstrate the most advanced Middleby solutions. In 2022 Middleby was named a World’s Best Employer by Forbes and is a proud philanthropic partner to organizations addressing food insecurity.

Contact:    John Joyner, VP of Investor Relations, jjoyner@middleby.com

THE MIDDLEBY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Amounts in 000’s, Except Per Share Information)
(Unaudited)

	Three Months Ended		Six Months Ended
	2nd Qtr, 2024	2nd Qtr, 2023	2nd Qtr, 2024	2nd Qtr, 2023
Net sales	$991,546	$1,039,982	$1,918,472	$2,047,378
Cost of sales	611,904	646,746	1,192,472	1,275,407

Gross profit	379,642	393,236	726,000	771,971

Selling, general and administrative expenses	198,584	203,521	404,632	418,928
Restructuring expenses	5,350	4,944	8,527	7,250
Income from operations	175,708	184,771	312,841	345,793

Interest expense and deferred financing amortization, net	24,566	31,529	50,840	60,991
Net periodic pension benefit (other than service costs & curtailment)	(3,690)	(2,575)	(7,368)	(4,826)
Other expense (income), net	56	(326)	(244)	1,570

Earnings before income taxes	154,776	156,143	269,613	288,058

Provision for income taxes	39,381	39,293	67,650	72,119

Net earnings	$115,395	$116,850	$201,963	$215,939

Net earnings per share:

Basic	$2.15	$2.18	$3.76	$4.03

Diluted	$2.13	$2.16	$3.72	$3.98

Weighted average number of shares

Basic	53,765	53,527	53,710	53,560

Diluted	54,072	54,042	54,233	54,209

THE MIDDLEBY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in 000’s)
(Unaudited)

	Jun 29, 2024	Dec 30, 2023
ASSETS

Cash and cash equivalents	$459,457	$247,496
Accounts receivable, net	624,622	644,576
Inventories, net	920,096	935,867
Prepaid expenses and other	125,656	112,690
Prepaid taxes	13,508	25,230
Total current assets	2,143,339	1,965,859

Property, plant and equipment, net	504,661	510,898
Goodwill	2,471,721	2,486,310
Other intangibles, net	1,650,965	1,693,076
Long-term deferred tax assets	6,814	7,945
Pension benefits assets	47,343	38,535
Other assets	200,940	204,069

Total assets	$7,025,783	$6,906,692

LIABILITIES AND STOCKHOLDERS' EQUITY

Current maturities of long-term debt	$44,250	$44,822
Accounts payable	238,733	227,080
Accrued expenses	573,880	579,192
Total current liabilities	856,863	851,094

Long-term debt	2,359,996	2,380,373
Long-term deferred tax liability	193,512	216,143
Accrued pension benefits	11,841	12,128
Other non-current liabilities	181,660	197,065

Stockholders' equity	3,421,911	3,249,889

Total liabilities and stockholders' equity	$7,025,783	$6,906,692

THE MIDDLEBY CORPORATION
NON-GAAP SEGMENT INFORMATION (UNAUDITED)
(Amounts in 000’s, Except Percentages)

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company (1)
Three Months Ended June 29, 2024
Net sales	$619,379	$192,763	$179,404	$991,546
Segment Operating Income	$151,713	$10,132	$40,484	$175,708
Operating Income % of net sales	24.5%	5.3%	22.6%	17.7%

Depreciation	6,906	3,969	2,276	13,581
Amortization	12,729	1,799	1,760	16,288
Restructuring expenses	2,686	1,953	711	5,350
Acquisition related adjustments	191	(349)	(2,197)	(2,355)
Charitable support to Ukraine	—	—	—	168
Stock compensation	—	—	—	7,648
Segment adjusted EBITDA (2)	$174,225	$17,504	$43,034	$216,388
Adjusted EBITDA % of net sales	28.1%	9.1%	24.0%	21.8%

Three Months Ended July 1, 2023
Net sales	$645,663	$205,571	$188,748	$1,039,982
Segment Operating Income	$156,969	$19,096	$39,324	$184,771
Operating Income % of net sales	24.3%	9.3%	20.8%	17.8%

Depreciation	7,011	3,319	1,889	12,523
Amortization	14,138	2,250	132	16,520
Restructuring expenses	1,129	3,857	(42)	4,944
Acquisition related adjustments	130	(293)	370	207
Charitable support to Ukraine	—	—	—	309
Stock compensation	—	—	—	9,898
Segment adjusted EBITDA	$179,377	$28,229	$41,673	$229,172
Adjusted EBITDA % of net sales	27.8%	13.7%	22.1%	22.0%

 (1)  Includes corporate and other general company expenses, which impact Segment Adjusted EBITDA, and amounted to $18.4 million and $20.1 million for the three months ended June 29, 2024 and July 1, 2023, respectively.
  (2)  Foreign exchange rates unfavorably impacted Segment Adjusted EBITDA by approximately $0.5 million for the three months ended June 29, 2024.

THE MIDDLEBY CORPORATION
NON-GAAP SEGMENT INFORMATION (UNAUDITED)
(Amounts in 000’s, Except Percentages)

	Commercial Foodservice	Residential Kitchen	Food Processing	Total Company (1)
Six Months Ended June 29, 2024
Net sales	$1,209,723	$366,662	$342,087	$1,918,472
Segment Operating Income	$283,371	$14,669	$72,837	$312,841
Operating Income % of net sales	23.4%	4.0%	21.3%	16.3%

Depreciation	13,928	7,774	4,306	26,854
Amortization	26,323	3,601	3,714	33,638
Restructuring expenses	3,602	2,875	2,050	8,527
Acquisition related adjustments	686	(213)	(1,806)	(1,333)
Charitable support to Ukraine	—	—	—	176
Stock compensation	—	—	—	21,470
Segment adjusted EBITDA (2)	$327,910	$28,706	$81,101	$402,173
Adjusted EBITDA % of net sales	27.1%	7.8%	23.7%	21.0%

Six Months Ended July 1, 2023
Net sales	$1,259,598	$425,529	$362,251	$2,047,378
Segment Operating Income	$293,531	$40,282	$74,011	$345,793
Operating Income % of net sales	23.3%	9.5%	20.4%	16.9%

Depreciation	13,177	6,766	3,986	24,500
Amortization	28,946	4,488	4,269	37,703
Restructuring expenses	2,022	5,311	(83)	7,250
Acquisition related adjustments	1,733	(294)	807	2,246
Charitable support to Ukraine	—	—	—	489
Stock compensation	—	—	—	22,130
Segment adjusted EBITDA	$339,409	$56,553	$82,990	$440,111
Adjusted EBITDA % of net sales	26.9%	13.3%	22.9%	21.5%

 (1)  Includes corporate and other general company expenses, which impact Segment Adjusted EBITDA, and amounted to $35.5 million and $38.8 million for the six months ended June 29, 2024 and July 1, 2023, respectively.
(2)  Foreign exchange rates unfavorably impacted Segment Adjusted EBITDA by $0.1 million for the six months ended June 29, 2024.

THE MIDDLEBY CORPORATION
NON-GAAP INFORMATION (UNAUDITED)
(Amounts in 000’s, Except Percentages)

	Three Months Ended
	2nd Qtr, 2024		2nd Qtr, 2023
	$	Diluted per share	$	Diluted per share
Net earnings	$115,395	$2.13	$116,850	$2.16
Amortization (1)	18,066	0.33	18,307	0.34
Restructuring expenses	5,350	0.10	4,944	0.09
Acquisition related adjustments	(2,355)	(0.04)	207	—
Net periodic pension benefit (other than service costs & curtailment)	(3,690)	(0.07)	(2,575)	(0.05)
Charitable support to Ukraine	168	—	309	0.01
Income tax effect of pre-tax adjustments	(4,455)	(0.08)	(5,340)	(0.10)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	—	0.02	—	0.03
Adjusted net earnings	$128,479	$2.39	$132,702	$2.48

Diluted weighted average number of shares	54,072		54,042
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	(300)		(510)
Adjusted diluted weighted average number of shares	53,772		53,532

	Six Months Ended
	2nd Qtr, 2024		2nd Qtr, 2023
	$	Diluted per share	$	Diluted per share
Net earnings	$201,963	$3.72	$215,939	$3.98
Amortization (1)	37,202	0.69	41,277	0.76
Restructuring expenses	8,527	0.16	7,250	0.13
Acquisition related adjustments	(1,333)	(0.02)	2,246	0.04
Net periodic pension benefit (other than service costs & curtailment)	(7,368)	(0.14)	(4,826)	(0.09)
Charitable support to Ukraine	176	—	489	0.01
Income tax effect of pre-tax adjustments	(9,338)	(0.17)	(11,609)	(0.21)
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	—	0.04	—	0.06
Adjusted net earnings	$229,829	$4.28	$250,766	$4.68

Diluted weighted average number of shares	54,233		54,209
Adjustment for shares excluded due to anti-dilution effect on GAAP net earnings (2)	(519)		(645)
Adjusted diluted weighted average number of shares	53,714		53,564

(1) Includes amortization of deferred financing costs and convertible notes issuance costs.
(2) Adjusted diluted weighted average number of shares was calculated based on excluding the dilutive effect of shares to be issued upon conversion of the notes to satisfy the amount in excess of the principal since the company's capped call offsets the dilutive impact of the shares underlying the convertible notes. The calculation of adjusted diluted earnings per share excludes the principal portion of the convertible notes as this will always be settled in cash.

	Three Months Ended		Six Months Ended
	2nd Qtr, 2024	2nd Qtr, 2023	2nd Qtr, 2024	2nd Qtr, 2023
Net Cash Flows Provided By (Used In):
Operating activities	$149,516	$61,948	$290,417	$153,950
Investing activities	(14,228)	(48,816)	(30,317)	(85,266)
Financing activities	(14,117)	(11,858)	(42,675)	(75,235)

Free Cash Flow
Cash flow from operating activities	$149,516	$61,948	$290,417	$153,950
Less: Capital expenditures	(10,937)	(22,830)	(24,680)	(48,315)
Free cash flow	$138,579	$39,118	$265,737	$105,635

USE OF NON-GAAP FINANCIAL MEASURES
The company supplements its consolidated financial statements presented on a GAAP basis with this non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated. In addition, the non-GAAP financial measures included in this press release do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies.

The company believes that organic net sales growth, non-GAAP adjusted segment EBITDA, adjusted net earnings and adjusted diluted per share measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and financial performance, and its management team primarily focuses on non-GAAP items in evaluating performance for business planning purposes. The company also believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in its opinion, do not reflect its core operating performance including, for example, intangibles amortization expense, impairment charges, restructuring expenses, and other charges which management considers to be outside core operating results.

The company believes that free cash flow is an important measure of operating performance because it provides management and investors a measure of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, repaying debt and repurchasing our common stock.

The company believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Middleby uses internally for purposes of assessing its core operating performance.